SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 1999


                            Tri-County Bancorp, Inc.
             (Exact name of Registrant as specified in its Charter)


Wyoming                                   0-22220             83-304855
(State or other  jurisdiction of       (SEC File No.)     (IRS Identification
Employer incorporation)                                    Number)


2201 Main Street, Torrington, Wyoming                             82240
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:         (307) 532-2111


                                      N/A
         (Former name or former address, if changed since last Report)


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                            Tri-County Bancorp, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

     The Registrant announced that Joe P. Guth has joined Tri-County Bancorp, Inc. and subsidiaries as Executive Vice President.

      For further details, reference is made to the Press Release dated May 7, 1999, which is attached hereto as Exhibit 28 and incorporated herein by this reference.

Item 7.  Financial Statement, Pro Forma financial Information and Exhibits

Exhibit 28 - Press Release dated May 7, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Tri-County Bancorp Inc.


Date: May 7, 1999             By:  /s/ Robert L. Savage
     -------------------               President and Chief Executive Officer